Exhibit 99.2


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           I, David I. Brunson, as Chief Financial Officer of North Atlantic Holding Company, Inc. (the "Company"), certify, pursuant to 18 U.S.C.ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1) the accompanying Quarterly Report on Form 10-Q for the period ending June 30, 2004 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 16, 2004

                                                     /s/ David I. Brunson
                                                     ---------------------------
                                                     David I. Brunson
                                                     Chief Financial Officer




                                       40